PBHG Funds

Advisor Class

Prospectus Supplement Dated October 31, 2001

This Supplement updates certain information contained in the Advisor Class Shares' Prospectus dated July 16, 2001. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

Effective as of October 31, 2001, Advisor Class shares of the Mid-Cap Value Fund are offered for sale.

The information on page 56 of the Advisor Class Shares' Prospectus under the heading "The Portfolio Managers" is updated as follows:

Effective as of October 8, 2001, Michael S. Sutton and Gregory P. Chodaczek are Co-Managers of the Select Equity Fund. A discussion of Mr. Sutton's prior work experience begins on page 56 of the Advisor Class Shares' Prospectus. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.